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                                                                    EXHIBIT 21.1



SUBSIDIARIES OF THE COMPANY



Sky Financial Group, Inc.
Bowling Green, Ohio


  A.  Bank Subsidiaries


      1.  Mid American National Bank and Trust Company *
          Toledo, Ohio
          Sky Financial Group, Inc. owns 100 percent

          a.  Mid Am NB5, Inc.
              Bowling Green, Ohio
              Mid American National Bank owns 100 percent

              1.  NB5 Financial Services
                  Dublin, Ohio
                  Mid Am NB5, Inc. owns 20 percent


      2.  First National Bank Northwest Ohio *
          Bryan, Ohio
          Sky Financial Group, Inc. owns 100 percent

          a.  Defiance Financial Corp.
              Defiance, Ohio
              First National Bank owns 100 percent

              1.  HS and L Financial Agency, Inc.
                  Defiance, Ohio
                  Defiance Financial Corp. owns 100 percent

          b.  MFI Holding Company
              Bryan, Ohio
              First National Bank owns 100 percent

              1.  MFI Insurance Agency, Inc.
                  Archbold, Ohio
                  MFI Holding Company owns 100 percent


      3.  Adrian State Bank *
          Adrian, Michigan
          Sky Financial Group, Inc. owns 100 percent

          a.  Mid Am Title Insurance Agency, Inc.
              Adrian, Michigan
              Adrian State Bank owns 100 percent




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      Bank Subsidiaries (continued)


      4.  The Citizens Banking Company
          Salineville, Ohio
          Sky Financial Group, Inc. owns 100 percent

          a.  ValueNet, Inc.
              Salineville, Ohio
              The Citizens Banking Company owns 100 percent


      5.  The Ohio Bank
          Findlay, Ohio
          Sky Financial Group, Inc. owns 100 percent



  B.  Financial Services Subsidiaries


      1.  Mid Am of Michigan
          Grand Rapids, Michigan
          Sky Financial Group, Inc. owns 100 percent


      2.  Sky Investments, Inc.
          Bryan, Ohio
          Sky Financial Group, Inc. owns 100 percent


      3.  Sky Technology Resources, Inc.
          Bowling Green, Ohio
          Sky Financial Group, Inc. owns 100 percent


      4.  Sky Asset Management Services, Inc.
          Clearwater, Florida
          Sky Financial Group, Inc. owns 100 percent


      5.  Mid Am Credit Corp.
          Columbus, Ohio
          Sky Financial Group, Inc. owns 100 percent


      6.  Mid Am Private Trust, National Association
          Cleveland, Ohio
          Sky Financial Group, Inc. owns 100 percent


      7.  Mid Am Capital Trust I
          Wilmington, Delaware
          Sky Financial Group, Inc. owns 100 percent




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      Financial Services Subsidiaries (continued)


      8.  Mid Am Financial Services, Inc.
          Carmel, Indiana
          Sky Financial Group, Inc. owns 100 percent

          a.  Simplicity Mortgage Consultants, Inc.
              Marion, Indiana
              Mid Am Financial Services, Inc. owns 100 percent


      9.  Freedom Financial Life Insurance Company
          Phoenix, Arizona
          Sky Financial Group, Inc. owns 100 percent


     10.  Freedom Express, Inc.
          Salineville, Ohio
          Sky Financial Group, Inc. owns 100 percent



* On January 24, 1999, First National Bank Northwest Ohio and Adrian State Bank merged into Mid American National Bank and Trust Company, which converted to an Ohio chartered bank and changed its name to Mid Am Bank.